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                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 13
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INTERNATIONAL MUTUAL FUNDS
                     (INVESCO INTERNATIONAL MUTUAL FUNDS)

       This Amendment No. 13 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Trust") amends, effective January 29, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trustees of the Trust approved this amendment and a vote of the Shareholders is not required for this amendment;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Section 7.3 is amended to read as follows:

      Section 7.3 Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem shares of any Shareholder or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees and disclosed to Shareholders.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 29, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
 ---------                                          -------------------------
 Invesco Asia Pacific Growth Fund.................. Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class Y Shares
                                                    Institutional Class Shares

 Invesco European Growth Fund...................... Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class Y Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 Invesco Global Growth Fund........................ Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class Y Shares
                                                    Institutional Class Shares

 Invesco Global Opportunities Fund................. Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class Y Shares
                                                    Institutional Class Shares

 Invesco Global Small & Mid Cap Growth Fund........ Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class Y Shares
                                                    Institutional Class Shares

 Invesco Select Opportunities Fund................. Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class Y Shares
                                                    Institutional Class Shares

 Invesco International Companies Fund.............. Class A Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Class Y Shares
                                                    Class R5 Shares
                                                    Class R6 Shares

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PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------
Invesco International Core Equity Fund............ Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco International Growth Fund................. Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares"